SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2003

THE DIXIE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Tennessee	0-2585	62-0183370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee	37421
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (423) 510-7010

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

(99.1) Press Release, dated September 4, 2003.

Item 9.    Regulation FD Disclosure.

On September 4, 2003, The Dixie Group, Inc. issued a press release announcing the execution of a definitive agreement to sell certain assets, as described therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2003	THE DIXIE GROUP, INC. By: /s/ GARY A. HARMON Gary A. Harmon Chief Financial Officer